EXHIBIT 32.1




                              Certification of CEO
            pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
 regarding Quarterly Report on Form 10-QSB for the quarter ended October 31,2004
 -------------------------------------------------------------------------------

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of a Delaware corporation (the "Company"), does hereby certify that:

     1. The Company's Quarterly Report on Form 10-QSB for the fiscal period ended October 31, 2004, (the Form 10Q-SB) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. Information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date:    December 9, 2004                    By:      /s/ Joseph Kristul
         ----------------                    ----------------------------------
                                             Joseph Kristul
                                             Chief Executive Officer






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EXHIBIT 32.2



                              Certification of CFO
            pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
regarding Quarterly Report on Form 10-QSB for the quarter ended October 31, 2004
--------------------------------------------------------------------------------

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of a Delaware corporation (the "Company"), does hereby certify that:

     1. The Company's Quarterly Report on Form 10-QSB for the fiscal period ended October 31, 2004 (the Form 10Q-SB) fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. Information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date     December 9, 2004                    By:      /s/ Jack Thrift
         ----------------                    -----------------------------------
                                             Jack Thrift
                                             Chief Financial Officer